UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report:

(Date of earliest event reported)

March 7, 2007
____________________________

EQUICAP, INC.
(Exact name of registrant as specified in charter)

Nevada
(State or other Jurisdiction of Incorporation or Organization)

000-31091	10510 Hillsboro Road Santa Ana, CA 92705	33-0652593
(Commission File Number)	(Address of Principal Executive Offices and Zip Code	(IRS Employer Identification No.)

904-507-4937
(Registrant’s telephone number, including area code)

5528 Westcott Circle
Frederick, Maryland 21703
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	re-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This information may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Equicap, Inc. to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe future plans, strategies and expectations of Equicap, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. Actual results of Equicap could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, Equicap no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Equicap, Inc., a Nevada corporation (“Equicap”), and Usunco Automotive Ltd., a company formed under the laws of the British Virgin Islands (“Usunco”), entered into an Share Exchange Agreement (“Exchange Agreement”) on March 7, 2007 and related agreements.

Overview of Usunco and Equicap

Usunco operates through IBC Automotive Products, Inc. (“IBC”), its wholly-owned subsidiary established under the laws of the State of California, and through Zhejiang ZhongChai Machinery Co., Ltd. (the “ZhongChai JV”), a 75%-owned joint venture established under the laws of the People’s Republic of China (the “PRC” or “China”). Through its two subsidiaries, the company is engaged in the development and distribution of automotive parts and diesel engines sourced from China and sold to customers located primarily in China and North America.

Equicap is a public “shell” company with nominal assets, and its sole business is to identify, evaluate and investigate various companies with the intent that, if such investigation warranted, a reverse merger transaction be negotiated and completed pursuant to which the Equicap would acquire a target company with an operating business with the intent of continuing the acquired company’s business as a publicly held entity. Equicap is a reporting company under Section 12(g) of the Securities Exchange Act of 1934, as amended (“Exchange Act”) and is current in its reporting under the Exchange Act.

Exchange Agreement

Under the terms of the Exchange Agreement, Equicap will acquire all the outstanding equity securities of Usunco in exchange for 18,323,944 shares of common stock of Equicap, and thereby Equicap will acquire Usunco as a wholly-owned subsidiary (“Share Exchange”). Each share of Equicap to be issued in the exchange to the former shareholders of Usunco will be restricted stock, and the holder thereof may not sell, transfer or otherwise dispose of such shares without registration under the Securities Act of 1933, as amended (“Securities Act”) or an available exemption there from. No registration statement covering these securities has been filed with the Securities and Exchange Commission (“SEC”) or with any state securities commission. In addition, some of these shares will be subject to lock up agreements and a pledge of shares for the benefit of investors in a related offering, and none of these persons will have registration rights.

The Exchange Agreement provides that the principal shareholders of Equicap immediately before the Share Exchange will have piggy-back and demand registration rights as provided in a separate registration rights agreement.

As part of the execution of the Share Exchange, Mr. Peter Wang was appointed a director and the president of Equicap on March 7, 2007. In anticipation of a further change in the board of directors and management of Equicap, it will file a Schedule 14f-1 to indicate the anticipated change of control in Equicap. Equicap is committed to preparing and filing the Schedule 14f-1 as soon as practicable after the consummation of the Share Exchange. When the required notice filing is made and distributed, the former sole director of Equicap, Mr. Thomas W. Colligan will resign as a director of the company.

Financial Advisory Agreement

Equicap engaged Fountainhead Capital Partners Limited (“Fountainhead”), to act as a financial advisor for Equicap in connection with the Share Exchange. Equicap executed an agreement with Fountainhead in respect of these services. At the closing of the Share Exchange, Fountainhead will be paid an advisory fee of $450,000.

Conversion of Convertible Note of Equicap

Equicap and Fountainhead entered into a convertible note on September 30, 2006, the principal of which was for working capital and discharge of accrued payables of Equicap. As part of the Share Exchange transaction, Fountainhead agreed that it will convert the outstanding principal and accrued interest of approximately $100,000 into 702,132 shares of common stock, contingent on the closing of the Share Exchange. Upon the conversion, the note will be cancelled. Equicap has agreed to register the shares to be issued in the conversion.

Offering Condition

As a condition to the Share Exchange, Equicap and Usunco conducted a private placement offering of Equicap common stock to institutional investors (“Investors”) in which Equicap, immediately after the Share Exchange, will raise gross proceeds of $12 million (“Offering”) from accredited investors. The Offering is a condition to the Share Exchange, and the Share Exchange is contingent on the Offering funds being in escrow prior to closing. Equicap will execute a securities purchase agreement with each of the potential investors and related agreements.

In connection with the Offering, Equicap will grant registration rights to the Investors and the holders of certain common stock purchase warrants to be issued to the placement agent in the Offering transaction (“Agent Warrants”), which agreement will also and provided for registration rights for certain former principal shareholders of Equicap through piggy-back rights for their respective shares of common stock. The former principal shareholders of Equicap who have piggy-back rights also have a demand registration right under the agreement after all the shares of the investors and the holders of the Agent Warrants have either been sold or may be sold without limitation under Rule 144k.

Make Good Escrow Agreement

In connection with the Offering, for the benefit of the Investors, some of the former shareholders of Usunco, some of whom are the officers and directors of Equicap, will agree to place into escrow an aggregate of 10,140,846 shares of common stock issued in the Share Exchange. If the consolidated financial statements of Equicap for the fiscal year ending June 30, 2007, prepared in accordance with United States generally accepted accounting principles, consistently applied, reflect either (i) less than $2,320,000 of after-tax net income or (ii) earnings before income tax provision and before minority interest of less than $3,200,000, then 3,042,254 shares of common stock in escrow will be distributed to the Investors on a pro rata basis for no additional consideration. If either (i) the earnings per share reported in the Annual Report on Form 10-KSB of Equicap for the fiscal year ending June 30, 2008 is less than $0.343 on a fully diluted basis (as equitably adjusted for any stock splits, stock combinations, stock dividends or similar transactions), (ii) the earnings per share before income tax provision and before minority interest of the Company for the fiscal year ending June 30, 2008, is less than $0.446 on a fully diluted basis (as equitably adjusted for any stock splits, stock combinations, stock dividends or similar transactions), (iii) the after tax net income reported in the Annual Report on Form 10-KSB of the Company for the fiscal year ending June 30, 2008, is less than $10,000,000, or (iv) the earnings before income tax provision and before minority interest reported in the Annual Report on Form 10-KSB of the Company for the fiscal year ending June 30, 2008, is less than $13,020,000, then 7,098,592 shares of common stock in escrow will be distributed to the Investors on a pro rata basis for no additional consideration. For purposes of determining the above amounts, if the release of the make good shares causes a charge, expense or other deduction from the revenues reflected on the Equicap financial statements, then these amounts will be ignored for purposes of the determination of the earnings before income tax provision and before minority interest, after-tax net income and earnings per share amounts. Also, the effects of changes after the closing date in China’s tax law and regulation for the purpose of equalization of taxes between domestic and foreign entities, if any, will be excluded from calculation of the earnings before income tax provision and before minority interest, after-tax net income and earnings per share amounts and any registration penalties accrued or paid, other than for a filing failure, will be excluded as an expense of the Company. Any shares not distributed to the Investors will be returned to the persons who placed them in escrow. Any make good shares issued to the Investors will be subject to the registration rights under the Investor Registration Rights Agreement.

While the shares of common stock are in escrow, the eight former equity owners of Usunco who placed them with the escrow agent will have the right to vote the shares and receive the benefits incident to the ownership of the shares, including the right to receive dividends. The Investors will have the right to receive the escrowed shares whether or not they hold the shares they acquired in the offering, and they will have the right to assign their rights to receive the shares while they are in escrow.

Lock Up Restrictions

Stockholders of Equicap who are the officers and directors or their affiliates on a going forward basis, holding an aggregate of 14,177,989 shares of common stock, will enter into a lock up agreement under which they will be prohibited from selling or otherwise transferring any of their shares of common stock for a period ending the later of (i) twelve (12) months following the effective date of the initial Registration Statement, or (ii) two years after the consummation of the Share Exchange. In addition, a portion of these shares will be subject to the make good agreement which will prevent a portion of these shares from being available for sale until June 30, 2008.

As part of the Share Exchange transaction, the former principal stockholders of Equicap have entered into lock up agreements governing an aggregate of 1,161,632 shares which provide that they will not sell or otherwise transfer their shares for a period of 365 days from the closing of the exchange. The lock up is subject to a release of one-twelfth of the shares each month following the closing of the exchange transaction whether or not they are sold.

Section 9 - Financial Statements and Exhibits

Item 9.01		Financial Statements and Exhibits.

	(a)	Financial Statements of Business Acquired

None

.	(b)	Pro Forma Financial Statements

None

	(c)	Exhibits

Exhibit No.	Description

99.1	Press Release dated March 8, 2007 (Filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Equicap, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Equicap, Inc.

Date: March 8, 2007	By:	/s/ Peter Wang
	Name:	Peter Wang
	Title:	President